Exhibit 10.47

                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Second Amendment") is made and entered into as of this 28th day of July, 1999, between COMPOSITECH LTD., a Delaware corporation (the "Company") and the Purchasers thereto (each of whom is individually referred to as a "Purchaser" and all of whom collectively are referred to as the "Purchasers"), pursuant to an Additional Closing as contemplated in the Purchase Agreement (defined below). Capitalized terms used and not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Registration Rights Agreement or the Purchase Agreement, as amended.

                                   Background

     The Company has previously authorized the issuance, sale, and delivery of up to $1,500,000 in original principal amount of the Company's Series 1 Secured Convertible Bridge Financing Notes (the "Bridge Notes") in the Series 1 Bridge Note Purchase And Security Agreement (the "Purchase Agreement") dated March 16, 1999, by and among the Company and the Purchasers. In connection with the sale and issuance of the Bridge Notes that may be converted into shares of common stock ("Common Stock") of the Company, the Company has also issued warrants to Purchasers of the Bridge Notes that may also be converted into Common Stock under certain circumstances. As part of its obligations under the Purchase Agreement, the Company and Purchasers executed a Registration Rights Agreement (the "Registration Rights Agreement") dated March 16, 1999, providing for the registration of the Common Stock, as amended by that certain First Amendment to Registration Rights Agreement dated April 21, 1999 and executed by the Company and certain Purchasers in connection with the Second Closing. The parties now wish to conduct an Additional Closing under the Purchase Agreement contemporaneously herewith, are further amending the Purchase Agreement in accordance therewith, and also wish to further amend the Registration Rights Agreement to provide for a change in timing for the filing of a Registration Statement.

                                    Agreement


     For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                       Article 1. Amendment of Section 2.

     Section 1.1. Amendment of Text to Article 2 of Registration Rights Agreement. Article 2 "Registration" shall be amended by deleting the first sentence in its entirety and replacing it with the following:

     "The Company shall prepare and file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration, subject to the consent of each Purchaser and the provisions of
Section 2(e), which consent will not be unreasonably withheld), covering the resale of all of the Registrable Securities, on or before the thirtieth (30th) day following the Third Closing Date (the "Filing Deadline")."

     Section 1.2. No Further Amendment. Except as provided above in this Second Amendment, the Purchase Agreement and all its original terms, covenants, conditions, and agreements shall remain in full force and effect as originally executed by the parties thereto all of whom shall continue to be bound by the terms thereof.

                            Article 2. Miscellaneous.

     Section 2.1. Entire Agreement. Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchasers under this Third Closing, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Second Amendment to Registration Rights Agreement, and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters other than those contained in the Registration Rights Agreement, as amended, or the Purchase Agreement, as amended, as applicable, both of which remain in full force and effect as if made on the date hereof. No provision of this Second Amendment may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 2.2. Governing Law. This Second Amendment shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties agree that any appropriate State court located in New Castle County, Delaware or the Federal courts located in the District of Delaware, shall have jurisdiction of any case or controversy arising under or in connection with this Second Amendment and shall be the proper forum in which to adjudicate such case or controversy, and the parties further agree to submit to the personal jurisdiction of such court.

     Section 2.3. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Second Amendment must be in writing and given as more fully provided for in Section 11 of the Registration Rights Agreement.

   [Remainder of page intentionally left blank; signatures begin on next page]

                             COMPANY SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                   COMPANY

                                   COMPOSITECH, LTD.


                                   By: /s/ Samuel S. Gross
                                       -----------------------------------------
                                       Samuel S. Gross, Executive Vice President

                            PURCHASER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                      PURCHASER


                                      SOVCAP EQUITY PARTNERS LTD.


                                      By: /s/ Barry W. Herman
                                          -----------------------

                                      Name: Barry W. Herman

                                      Title: President

================================================================================
                                    SOVCAP EQUITY PARTNERS LTD.
Purchaser Name Address and          Cumberland House
Facsimile Number                    #27 Cumberland Street
                                    P.O. Box CB 13016
                                    Nassau, New Providence, The Bahamas
--------------------------------------------------------------------------------

Principal Amount of  Bridge Notes   USD$830,000.00
Purchased
--------------------------------------------------------------------------------
                                    Balboni Law Group LLC
Purchaser's Legal Counsel           3475 Lenox Road, NE, Suite 990
Address and                         Atlanta, Georgia 30326  USA
Facsimile Number                    Fax No.: (404) 812-3101
================================================================================

                            PURCHASER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                      PURCHASER


                                      ARAB COMMERCE BANK, LTD.


                                      By:/s/ A. De Nazareth
                                         ---------------------

                                      Name: A. De Nazareth

                                      Title: Secretary

================================================================================
                                    Arab Commerce Bank, Ltd.
Purchaser Name Address and          P.O. Box 309, Grand Cayman
Facsimile Number                    Cayman Islands
                                    London Fax No.: 0171-437-2413
--------------------------------------------------------------------------------

Principal Amount of Bridge Notes    USD$100,000.00
Purchased
--------------------------------------------------------------------------------

Purchaser's Legal Counsel
Address and
Facsimile Number
================================================================================

                            PURCHASER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                      PURCHASER


                                      CORRELLUS INTERNATIONAL LTD.


                                      By: /s/ Jan Lander
                                          ------------------------

                                      Name: Jan Lander

                                      Title: Director

================================================================================
                                    Correllus International Ltd.
Purchaser Name Address and          Calle Azucera 37
Facsimile Number                    Torreblanca Del Sol
                                    296 40 Fuengirola
                                    Spain
                                    Fax No.: (34) 95 2477043
--------------------------------------------------------------------------------

Principal Amount of Bridge Notes    USD$200,000.00
Purchased
--------------------------------------------------------------------------------

Purchaser's Legal Counsel
Address and
Facsimile Number
================================================================================

                            PURCHASER SIGNATURE PAGE
                                       TO
                                SECOND AMENDMENT
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


                                      PURCHASER


                                      BRONIA GmbH


                                      By: /s/ Bernard Muller
                                          ----------------------

                                      Name: Bernard Muller

                                      Title: President

================================================================================
                                    Bronia GmbH
Purchaser Name Address and          Baarerstrasse 73, Postfach 2515
Facsimile Number                    6302 Zug
                                    Switzerland
--------------------------------------------------------------------------------

Principal Amount of Bridge Notes    USD$250,000.00
Purchased
--------------------------------------------------------------------------------

Purchaser's Legal Counsel
Address and
Facsimile Number
================================================================================